KELLER WILLIAMS REALTY

                      LOT/LAND PURCHASE AND SALE AGREEMENT

                          DATE:    FEBRUARY 22, 2002
                               -----------------------

1.   PURCHASE AND SALE.  The undersigned buyer ("Buyer") agrees to buy and the
     -----------------
     undersigned seller ("Seller") agrees to sell all that tract or parcel of land, with such improvements as are located thereon, described as follows:
     All that tract of land lying and being in Land Lot 748 of the 1 District, 2
                                                       -----      ---         --
     Section  of  FULTON  County,  Georgia,  and being known as Address 2320 OLD
                 --------                                              ---------
     MILTON  PARKWAY,  City  of  ALPHARETTA,  Zip  Code  30004, according to the
     ---------------            ------------            ------
     present system of numbering in and around this area, and as shown on plat, being 2.1 acres, plus or minus, labeled "Exhibit C" attached hereto and made a part hereof by reference.

2.   PURCHASE  PRICE.  Buyer  warrants  that  Buyer will have sufficient cash at
     ---------------
     closing, which when combined with the loan(s), if any, referenced herein, will allow Buyer to complete the purchase of the Property. Buyer does not need to sell or lease other real property in order to complete the purchase of the Property. The purchase price of the Property to be paid by Buyer at closing is: [Select one. The other is not a part of this Agreement]:
     A. ONE MILLION FOUR HUNDRED THOUSAND & 0/100  U.S. Dollars,  $1,400,000.00.
        -----------------------------------------               ----------------

                                       OR

     B. [ ] shall have a survey made of the Property by a registered Georgia Surveyor, if said survey is not mutually acceptable, the parties agree to resolve that issues in accordance with the provisions of the "Survey Resolution Exhibit" attached and made a part hereof by reference thereto.
     The total purchase price shall be determined by multiplying the total number of acres, to the nearest one one-hundredth of an acre determined by
     survey,  by  $  N/A                                              per  acre.
                   --------------------------------------------------

3.   METHOD  OF PAYMENT. The purchase price of the Property shall be paid by the
     ------------------
     buyer at closing subject to the following: [Select sections A, B, C, and/or D below. The sections not marked are not a part of this Agreement]:
     [X]  A.   ALL  CASH  AT  CLOSING:  At closing, Buyer shall pay the purchase price to Seller in cash, or its equivalent. Buyer's obligation to close  shall  not  be  contingent  upon Buyer's ability to obtain financing.  Buyer  shall  pay  all  closing  costs.
     [_]  B.   LOAN  TO  BE  ASSUMED,  see  Exhibit  "N/A  ."
                                                   --------
     [_]  C.   NEW  LOAN TO BE OBTAINED: This Agreement is made conditioned upon
               Buyer's  ability  to  obtain a loan (except if the loan is denied because of Buyer's lack of sufficient cash to close excluding the amount  of  the  loan and/or because Buyer has not sold or leased other  real  property)  in  the  principal amount of N/A % of the
                                                                   -----
               purchase  price listed above, with an interest rate at par of not more than N/A % per annum on the unpaid balance, to be secured by
                        -----
               a  first  lien security deed on the Property; the loan to be paid in  consecutive  monthly  installments  of principal and interest over  a  term  of not less than N/A years. "Ability to obtain" as
                                              -----
               used  herein  means  that  Buyer is qualified to receive the loan described  herein  based  upon  lender's  customary  and standard underwriting  criteria.  The  loan  shall be of the type selected below:  [The  sections  not  marked  are  not  a  part  of  this
               Agreement.]
               (1)  LOAN  TYPE:  [_]  CONVENTIONAL; [_]  FHA  (see  attached exhibit);[_]  VA (see  attached exhibit); [_] OTHER (see attached exhibit)
               (2)  RATE TYPE: [_] FIXED RATE MORTGAGE LOAN; [_] ADJUSTABLE RATE
               MORTGAGE  ("ARM")  LOAN;
               (3)  CLOSING COSTS AND DISCOUNT POINTS: At closing, N/A shall pay
                                                                  -----
               a sum not to exceed $ N/A to be used at Buyer's discretion to pay
                                    -----
               for  closing costs, loan discount points, survey costs, insurance relating  to the property or loan and if allowed by lender, other cost  to  close,  including escrow and prepaid items. Buyer shall pay  any  additional  fees,  costs, insurance premiums, or escrow amounts to fulfill lender requirements or to otherwise close this transaction.
               (4)  LOAN OBLIGATIONS: Buyers agrees to: (a) make application for
               the loan within N/A   (N/A) days from the Binding Agreement Date;
                              ------  ---
               (b) immediately notify Seller of having applied for the loan and the name of the lender; and (c) pursue qualification for and approval of the loan diligently and in good faith. Should Buyer not timely apply for the loan, Seller may terminate the Agreement if Buyer does not within five (5) days after receiving written notice thereof cure the default by providing Seller with written evidence of loan application. Buyer agrees that a loan with terms consistent with those described herein shall satisfy this loan contingency. Buyer may also apply for a loan with different terms and conditions and close the transaction provided all other terms and conditions of this Agreement are fulfilled, and the new loan does not increase the costs charged to the Seller. Buyer shall be obligated to close this transaction if Buyer has the ability to obtain a loan with terms as described herein and/or any other loan for which Buyer has applied and been approved.

     [_]  D.   SECOND  LOAN  TO  BE  OBTAINED,  see  Exhibit  "  N/A  ."
                                                               -------

4.   EARNEST  MONEY. Buyer has paid to KELLER WILLIAMS REALTY ("Holder") earnest
     --------------                   ------------------------
     money  of  $ 25,000.00 check,  OR  $  N/A  cash, which has been received by
                ------------             -------
     Holder. The earnest money shall be deposited in Holder's escrow/trust account (with Holder retaining the interest if the account is interest bearing) within five (5) banking days from the Binding Agreement Date and shall be applied toward the purchase price of the Property at the time of closing. In the event any earnest money check is not honored, for any reason, by the bank upon which it is drawn, Holder shall promptly notify Buyer and Seller. Buyer shall have three (3) banking days thereafter to deliver good funds to Holder. In the event Buyer does not timely deliver good funds, the Seller shall have the right to terminate this Agreement upon written notice to the Buyer. Holder shall disburse earnest money only as follows: (a) upon the failure of the parties to enter into a binding agreement; (b) at closing; (c) upon written agreement signed by all parties having an interest in the funds; (d) upon order of a court or arbitrator having jurisdiction over any dispute involving the earnest money; or (e) upon a reasonable interpretation of this Agreement by Holder. Prior to disbursing earnest money pursuant to a reasonable interpretation of this Agreement, Holder shall give all parties fifteen (15) days notice by certified mail (to each party's last known address), stating to whom the disbursement will be made. Any party may object in writing to the disbursement, provided the objection is received by Holder prior to the end of the fifteen (15)-day notice period. All objections not raised in a timely manner shall be waived. In the event a timely objection is made, Holder shall consider the objection and shall do any or a combination of the following: (1) hold the earnest money for a reasonable period of time to give the parties an opportunity to resolve the dispute; (2) disburse the earnest money and so notify all parties; and/or (3) interplead the earnest money into a court of competent jurisdiction. Holder shall be reimbursed for and may deduct from any funds interpleaded its costs and expenses, including reasonable attorneys' fees. The prevailing party in the interpleader action shall be entitled to collect from the other party the costs and expenses reimbursed to Holder. No party shall seek damages from Holder (nor shall Holder be liable for the same) for any matter arising out of or related to the performance of Holder's duties under this earnest money paragraph. If Buyer breaches Buyer's obligations or warranties herein, Holder may pay the earnest money to Seller by check, which if accepted and deposited by Seller shall constitute liquidated damages in full settlement of all claims to Seller.

5.   CLOSING  AND  POSSESSION.
     ------------------------
     A. PROPERTY CONDITION: Seller warrants that at the time of closing or upon the granting of possession if at a time other than at closing, the Property will be in the same condition as it was on Binding Agreement Date, normal wear and tear expected. Seller shall deliver Property clean and free of debris at time of possession. If the Property is destroyed or substantially damaged prior to closing, Seller shall promptly notify Buyer of the amount of insurance proceeds available to repair the damage and whether the Seller will complete repairs prior to closing. Buyer may terminate this Agreement not later than five (5) days after receiving such notice by giving written notice to Seller. If Buyer does not terminate this Agreement, Buyer shall receive at closing such insurance proceeds as are paid on the claim which are not spent to repair the damage.
     B. TAXES: Real estate taxes on said Property for the calendar year in which the sale is closed shall be prorated as of the date of closing. Seller shall pay State of Georgia property transfer tax.
     C.  CLOSING DATE AND POSSESSION: This transaction shall be closed on AUGUST
                                                                         -------
     30,  2002,  or  on  such  other  date as may be agreed to by the parties in
     ----------
     writing, provided, however, that: (1) the loan described herein is unable to be closed on or before said date; or (2) Seller fails to satisfy valid title objections, Buyer or Seller may by notice to the other party (which notice must be received on or before the closing date) extend this Agreement's closing date up to seven (7) days from the above-stated closing date. Buyer agrees to allow Seller to retain possession of the Property until and through closing or until N/A , whichever is later.
                                            -----
     D. WARRANTIES TRANSFER: Seller agrees to transfer to Buyer, at closing, subject to Buyer's acceptance thereof, Seller's interest in any manufacturer's warranties, service contracts, termite bond or treatment guarantee and/or other similar warranties which by their terms may be transferable to Buyer.
     E. PRORATIONS: Seller and Buyer agree to prorate all utility bills between themselves, as of the date of closing (or the day of possession of the Property by the Buyer, whichever is the later) which are issued after closing and include service for any period of time the Property was owned/occupied by Seller or any other person prior to Buyer.
     F. CLOSING CERTIFICATIONS: Buyer and Seller shall execute and deliver such certification, affidavits, and statements as are required at closing to meet the requirements of the lender and of federal and state law.

6.  [DELETED  FROM  ORIGINAL]

7.   TITLE.
     -----
     A. WARRANTY. Seller warrants that at the time of closing, Seller will convey good and marketable title to said Property by limited warranty deed, subject only to: (1) zoning; (2) general utility, sewer, and drainage easements of record on the Acceptable Date upon which the improvements do not encroach; (3) subdivision and/or condominium declarations, covenants, restrictions, and easements or record on the Acceptance Date; and (4) leases and other encumbrances specified in this Agreement. Buyer agrees to assume Seller's responsibilities in any leases specified in this Agreement.

     B. EXAMINATION. Buyer may, prior to the end of the 120 day Feasibility Study Period set forth in Special Stipulations, Exhibit "A" hereof, examine title and furnish Seller with a written statement of objections affecting the marketability of said title. Thereafter, Purchaser shall have until the closing date in which to reexamine title to the property and in which to give Seller written notice of any additional objections of any subsequent matters arising since the initial title examination disclosed by such reexamination . If Seller fails to satisfy valid title objections prior to closing or any extension thereof, then Buyer may terminate the Agreement upon written notice to Seller. In which case Buyer's earnest money shall be returned. Good and marketable title as used herein shall mean title which a title insurance company licensed to do business in Georgia will insure at its regular rates, subject only to standard exceptions.
     C. SURVEY. Any survey of the Property attached hereto by agreement of the parties prior to the Binding Agreement Date shall be a part of this Agreement. Buyer shall have the right to terminate this Agreement upon written notice to Seller if a new survey performed by a surveyor licensed in Georgia is obtained which is materially different from any attached survey with respect to the Property, in which case Buyer's earnest money shall be returned. The term "materially different" is specifically set forth in Item 2, Special Stipulations hereof. Matters revealed in said survey shall not relieve the warranty of title obligations of Seller referenced above. Seller shall provide at closing a quit claim deed for any property shown on survey which is not included in full legal description of the property on record in the office of the Superior Court of Fulton County.

8.   INSPECTION.  Buyer  and/or  Buyer's representatives shall have the right to
     ----------
     enter the Property at Buyer's expense and at reasonable times (including immediately prior to closing) to thoroughly inspect, examine, test, and survey the Property. Seller shall cause all utility services, if any, to be operational so that Buyer may complete all inspections under this Agreement. The Buyer agrees to hold the Seller and all Brokers harmless from all claims, injuries, and damages arising out of or related to the exercise of these rights. [Select section A. or B. below. The section not marked shall not be a part of this Agreement.]

     [X] A. INSPECTION PROCEDURE. Buyer shall have the right and responsibility to review and inspect all aspects of the Property in accordance with the attached "Lot/Land Special Stipulations Exhibit" which is made a part hereof.

                                       OR

     [_] B. PROPERTY SOLD "AS IS". All parties agree that the Property is being sold "as is", with all faults. The Seller shall have no obligation for repairs or replacements noted in any inspection(s) made by or for Buyer, except as may be otherwise required herein. Such repairs or replacements shall be the sole responsibility of Buyer.

9.   OTHER PROVISIONS.
     ----------------
     A.  BINDING  EFFECT,  ENTIRE  AGREEMENT,  MODIFICATION,  ASSIGNMENT:  This
         ---------------------------------------------------------------
     Agreement shall be for the benefit of, and be binding upon, Buyer and Seller, their heirs, successors, legal representatives and permitted assigns. This Agreement constitutes the sole and entire agreement between the parties hereto and no modification or assignment of this Agreement shall be binding unless signed by all parties to this Agreement. No representation, promise, or inducement not included in this Agreement shall be binding upon any party hereto. Any assignee shall fulfill all the terms and conditions of this Agreement.
     B.  SURVIVAL  OF AGREEMENT: All conditions or stipulations not fulfilled at
         ----------------------
     time of closing shall survive the closing until such time as the conditions or stipulations are fulfilled. Seller representations and warranties do not survive closing and are merged into deed of conveyance.
     C. GOVERNING LAW: This Agreement is intended as a contract for the purchase
        -------------
     and sale of real property and shall be interpreted in accordance with the laws of the State of Georgia.
     D.  TIME  OF  ESSENCE:  Time  is  of  the  essence  of  this  Agreement.
         -----------------
     E.  TERMINOLOGY:  As  the  context  may  require in this Agreement: (1) the
         -----------
     singular shall mean the plural and vice versa, and (2) all pronouns shall mean and include the person, entity, firm, or corporation to which they relate.
     F.  RESPONSIBILITY  TO  COOPERATE:  All  parties  agree to timely take such
         -----------------------------
     action and produce, execute, and/or deliver such information and documentation as is reasonably necessary to carry out the responsibilities and obligations of this Agreement.
     G.  NOTICES:  Except  as  otherwise provided herein, all notices, including
         -------
     demands, required or permitted hereunder shall be in writing and delivered:
     (1) in person; (2) by an overnight delivery service, prepaid; (3) by facsimile transmission (FAX); or (4) by the United States Postal Service, postage prepaid, registered or certified return receipt requested. Notice shall be deemed to have been given as of the date and time it is actually received. Notwithstanding the above, notice by FAX shall be deemed to have been given as of the date and time it is transmitted. If the sending FAX produces a written confirmation with the date, time and telephone number to which the notice was sent. Receipt of notice by the Broker representing a party as a client shall be deemed to be notice to that party for all purposes herein except in transactions where the Broker is practicing designated agency, in which case, receipt of notice only by the designated agent representing a party as a client shall be required to constitute notice to that party.

10.  DISCLAIMER.  Buyer and Seller acknowledge that they have not relied upon
     ----------
     any advice, representations or statements of Brokers and waive and shall not assert any claims against Brokers involving the same. Buyer and Seller agree that Brokers shall not be responsible to advise Buyer and Seller on any matter, including but not limited to the following: any matter which could have been revealed through a survey, title search or inspection of the Property; the condition of the Property; any portion thereof, or any item therein; building products and construction techniques; the necessity or cost of any repairs to the Property; hazardous or toxic materials; termites and other wood destroying organisms; the tax or legal consequences of this transaction; the availability and cost of utilities or community amenities; the appraised or future value of the Property; any condition(s) existing off the Property which may affect the Property; the terms, conditions and availability of financing; and the uses and zoning of the Property whether permitted or proposed. Buyer and Seller acknowledge that Brokers are not experts to the above matters and that, if any of these matters or any other matters are of concern to them, they shall seek independent expert advice relative thereto. Buyer further acknowledges that in every neighborhood there are conditions which different buyers may find objectionable. Buyer shall therefore be responsible to become fully acquainted with neighborhood and other off site conditions which could affect the Property.

11.  AGENCY  AND  BROKERAGE.
     ----------------------
     A.  AGENCY.
         ------
     1. In this Agreement, the term "Broker" shall mean a licensed Georgia real estate broker or brokerage firm and where the context would indicate the broker's affiliated licensees. No Broker in this transaction shall owe any duty to Buyer or Seller greater than what is set forth in their brokerage engagements and the Brokerage Relationships in Real Estate Transactions Act, O.C.G.A. Sec. 10-6A-1 et. seq.
     2. Seller and Buyer acknowledge that if they are not represented by a Broker they are each solely responsible for protecting their own interests, and that Broker's role is limited to performing ministerial acts for that party.
     3. The Broker, if any, working with Seller is identified on the signature page as the "Listing Broker"; and said Broker is [X], OR, is not [_] representing the Seller;
     4. The Broker, if any, working with the Buyer is identified on the signature page as the "Selling Broker", and said Broker is [X], OR, is not [_] representing the Buyer; and
     5. If Buyer and Seller are both being represented by the same Broker, a relationship of either designated agency [_] , OR, dual agency [_] shall exist.
     (a) DUAL AGENCY DISCLOSURE. [Applicable only if dual agency has been selected above] Seller and Buyer are aware that Broker is acting as a dual agent in this transaction and consent to the same. Seller and Buyer have been advised that:
     (1) In serving as a dual agent the Broker is representing two clients whose interests are or at times could be different or even adverse;
     (2) The Broker will disclose all adverse, material facts relevant to the transaction and actually known to the dual agent to all parties in the transaction except for information made confidential by request or instructions from another client which is not otherwise required to be disclosed by law;
     (3)  The  Buyer  and  Seller  do  not  have  to consent to dual agency; and
     (4) The consent of the Buyer and Seller to dual agency has been given voluntarily and the parties have read and understood their brokerage engagement agreements.
     (5) MATERIAL RELATIONSHIP DISCLOSURE. The Broker and/or affiliated licensees have no material relationship with either client except as
     follows:  N/A                                                             .
             ------------------------------------------------------------------
     (A material relationship means one actually known to a personal, familial or business nature between the Broker and affiliated licensees and a client which would impair their ability to exercise fair judgment relative to another client.)
     (6) Notwithstanding any provision to the contrary contained herein, Seller and Buyer each hereby direct Broker, while acting as a dual agent, to keep confidential and not reveal to the other party any information which could materially and adversely affect their negotiating position.
     (b) DESIGNATED AGENCY ASSIGNMENT. [Applicable only if the designated agency has been selected above] The Broker has assigned N/A to work exclusively
                                                        -----
     with  Buyer  as  Buyer's  Designated Agent and N/A to work exclusively with
                                                   -----
     Seller as Seller Designated Agent. Each Designated Agent shall exclusively represent the party to whom each has been assigned as a client and shall not represent in this transaction the client assigned to the other Designated Agent.
     B.  BROKERAGE.  The  Broker(s)  identified  herein  have performed valuable
         ---------
     brokerage services and are to be paid a commission pursuant to a separate agreement or agreements. Unless otherwise provided for herein, the Listing Broker will be paid a commission by the Seller, and the Selling Broker will receive a portion of the Listing Broker's commission pursuant to a cooperative brokerage agreement. The closing attorney is directed to pay the commission of the Broker(s) at closing out of the proceeds of the sale. If the sale proceeds are insufficient to pay the full commission, the party owing the commission will pay any shortfall at closing. If more than one Broker is involved in the transaction, the closing attorney is directed to pay each Broker their respective portion of said commission. In the event the sale is not closed because of Buyer's and/or Seller's failure or refusal to perform any of their obligations herein, the non-performing party shall immediately pay the Broker(s) the full commission the Broker(s) would have received had the sale closed, and the Selling Broker and Listing Broker may jointly or independently pursue the non-performing party for their portion of the commission.

12.  TIME  LIMIT  OF  OFFER.  This instrument shall be open for acceptance until
     ----------------------
     6:00  o'clock  P.M.  on  the  22ND  day  of  FEBRUARY  ,  2002  .
     ------       ---            --------       ------------ --------

13.  EXHIBITS  AND ADDENDA. All exhibits and/or addenda hereto, listed below, or
     ---------------------
     referenced herein are made a part of this Agreement. If any such exhibit or addendum conflicts with any preceding paragraph, said exhibit or addendum shall control:

SPECIAL STIPULATIONS: The following Special Stipulations, if conflicting with any preceding paragraph, shall control.

1. CONTRACT CONTINGENCIES OF THIS AGREEMENT IS CONTINGENT UNTIL THE DATE OF CLOSING FOR THE FOLLOWING:
     a. AVAILABILITY OF SEWER FOR THE PROPERTY. THE PURCHASER MUST RECEIVE NOTICE OF RECEIPT OF THE SEWER PERMIT IN WRITING FROM THE APPROPRIATE GOVERNMENT AGENCIES, OR APPROVAL BY FULTON COUNTY FOR A TEMPORARY SEPTIC TANK TO SERVICE PROPERTY.
     b. OBTAINING BANK CHARTER. THE PURCHASER MUST RECEIVE NOTICE OF APPROVAL OF THE BANK CHARTER IN WRITING FROM THE APPROPRIATE GOVERNMENTAL AGENCIES.
     c. SEWER PERMIT. PURCHASER SHALL DILIGENTLY PURSUE THE OBTAINING OF SEWER PERMIT FROM THE APPROPRIATE GOVERNMENTAL AGENCIES.

2. IF THE SURVEY USED TO CALCULATE THE PURCHASE PRICE REVEALS THAT THE PROPERTY IS LESS THAN 1.9 ACRES, BUYER MAY WITHIN TEN DAYS OF RECEIPT OF THE SURVEY TERMINATE THIS AGREEMENT BY PROVIDING WRITTEN NOTICE TO SELLER, IN WHICH CASE ALL EARNEST MONEY SHALL BE PROMPTLY REFUNDED TO BUYER. IF BUYER FAILS TO TIMELY EXERCISE THIS TERMINATION RIGHT, IT SHALL BE DEEMED WAIVED.

3. ALL PARTIES ARE AWARE THAT LOUIS TARATOOT AND PHIL BALDWIN ARE LICENSED REAL ESTATE AGENTS IN THE STATE OF GEORGIA AND ARE ACTING AS PRINCIPALS IN THIS TRANSACTION.

4. THERE IS NO OPTION TO PURCHASE, RIGHT OF FIRST REFUSAL TO PURCHASE, OR AGREEMENT FOR THE SALE AND PURCHASE OF THE PROPERTY OR ANY PORTION THEREOF TO ANY PERSON OR ENTITY, EXCEPT FOR THIS AGREEMENT.

5. SELLER AGREES TO PROMPTLY PROVIDE PURCHASER ON A CONTINUING BASIS THROUGH THE CLOSING, INFORMATION WITH RESPECT TO ANY MATERIAL CHANGES OR ADDITIONS TO THE INFORMATION, DOCUMENTS OR SCHEDULES DELIVERED TO PURCHASER.



[X]  (MARK  IF  ADDITIONAL  PAGES  ATTACHED.)

/S/  KELLER  WILLIAMS  REALTY      (  KWEC01  )
----------------------------        ----------
Selling  Broker                  MLS Office Code

By:  /S/  BRENDA  T.  BALDWIN
   -----------------------------------------------------------------------------
   Brokers  or  Broker's  Affiliated  Licensee

Print  or  Type  Name:  /S/  BRENDA  T.  BALDWIN
                      ----------------------------------------------------------

Bus.  Phone:  770-652-3708   FAX  #  770-606-0490
            ----------------       ------------------

Multiple  Listing  #:  N/A
                     -----------------------------------------------------------



TARATOOT  MANAGEMENT  COMPANY      (  NMLS01  )
----------------------------        ----------
Listing  Broker                   MLS Office Code

By:  /S/  LOUIS  TARATOOT
   -----------------------------------------------------------------------------
   Broker  or  Broker's  Affiliated  Licensee

Print  or  type  Name:  LOUIS  TARATOOT
                      ----------------------------------------------------------

Bus.  Phone:  770-399-5444   FAX  #  770-399-9398
            ----------------       ------------------



/S/  PHIL  BALDWIN,  PRESIDENT  AND  CEO
--------------------------------------------------------------------------------
Buyer's  Signature:                                         SS/FEI#

Print  or  Type  Name:  NEIGHBOR'S  BANCSHARES,  INC.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
Buyer's  Signature:                                         SS/FEI#

Print  or  Type  Name:  DULUTH  THOMPSON  ASSOCIATES
                      ----------------------------------------------------------

/S/  LOUIS  TARATOOT,  GENERAL  PARTNER
 -------------------------------------------------------------------------------
Seller's  Signature:                                        SS/FEI#


Print  or  Type  Name:   DULUTH  THOMPSON  ASSOCIATES
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
Seller's  Signature:                                        SS/FEI#

Print  or  Type  Name:
                      ---------------------------------------------------------

ACCEPTANCE  DATE
----------------
The  above properties is hereby accepted , 10:00 o'clock A.M. on the 22ND day of
                                           -----         --          ----
FEBRUARY,   2002.
--------  ------

BINDING  AGREEMENT  DATE
------------------------
This instrument shall become a binding agreement on the date ("Binding Agreement Date") when notice of the acceptance of this Agreement has been received by Offeror. The offeror shall promptly notify offeree when acceptance has been received.

                             KELLER WILLIAMS REALTY

                         SPECIAL STIPULATIONS (LOT/LAND)
                                  EXHIBIT "A"

                          DATE:      FEBRUARY 22, 2002
                               -----------------------

This  Exhibit  is part of the Agreement with an Offer Date of FEBRUARY 22 , 2002
                                                             ------------- -----
for the  purchase  and  sale of that certain Property known as : 2320 OLD MILTON
                                                                ----------------
PARKWAY  ,  ALPHARETTA,  Georgia  30004  .
--------- ------------          ---------

[SELECT ANY OR ALL OF THE FOLLOWING STIPULATIONS. UNSELECTED ITEMS ARE NOT A PART OF THIS AGREEMENT.]

    [X]   1.   FEASIBILITY  STUDY:  Buyer  shall  have  the  right to review all aspects  of  the  Property,  including,  without  limitation, all governmental,  environmental,  zoning,  soil  and utility service matters  related  thereto. If Buyer notifies Seller and Broker in writing  within 120 calendar days after this instrument becomes a
                              -----
               binding agreement that Buyer is not satisfied with the results of such review, then this Agreement shall automatically terminate and Broker shall promptly refund the Earnest Money to Buyer. If
               Buyer fails to provide said notice, then this contingency shall be deemed to have been waived by Buyer. Seller acknowledges and agrees that Buyer and/or his agents and employees may have free access during normal business hours to visit the Property for the purpose of: (1) inspection thereof; and (2) conducting such soil and other tests thereon as are deemed reasonably necessary by Buyer. Buyer hereby agrees to indemnify and hold Seller, Broker and Broker's Affiliated Licensees harmless from and against any and all loss, injury, cost, or expense associated with Buyer's inspection of and entry upon Property.

    [X]   2.   BUILDING  PERMIT:  This  Agreement  is  contingent  upon  Buyer's ability  to  acquire  all  required licenses and permits from the appropriate  governmental  authority to build on the Property. If
               Buyer  notifies  Seller  or Broker in writing within 180 calendar
                                                                   -----
               days after this instrument becomes a binding agreement that Buyer is unable to acquire all required licenses and permits from the appropriate governmental authority to build on the Property, then in such event this Agreement shall automatically terminate and Broker shall promptly refund the Earnest Money to Buyer. If Buyer fails to provide said notice, then this contingency shall be deemed to have been waived by Buyer.

    [X]   3.   PERCOLATION:  This  Agreement  is  contingent  upon  the  Buyer's ability  to  obtain  a  positive  percolation  test on the herein described  Property.  If  Buyer  notifies  Seller  and  Broker in writing  with  120  calendar days after this instrument becomes a
                            -------
               binding agreement, that Buyer is unable to obtain a positive percolation test, this Agreement shall automatically terminate and Broker shall promptly refund the Earnest Money to Buyer. If
               Buyer fails to provide said notice, then this contingency shall be deemed to have been waived by Buyer.

    [ ]   4.   REZONING:  This  Agreement  is contingent upon the Property being rezoned  to N/A by the appropriate governmental authorities on or
                          -----
               before  N/A  , N/A , The be N/A shall be responsible for pursuing
                     ------- -----        -----
               such rezoning, and paying all associated costs. All rezoning applications shall be submitted to Seller for Seller's approval prior to filing, which approval shall not be unreasonably withheld. All parties agree to cooperate, to sign the necessary documentation and to support the rezoning application. If Buyer notifies Seller or Broker in writing within 48 hours after the above date that the Property can not be so rezoned, then in such event this Agreement shall automatically terminate and Broker shall promptly refund the Earnest Money to Buyer. If Buyer fails to provide said notice, then this contingency shall be deemed to have been waived by Buyer.

    [ ]   5.   WELL  TEST:  Buyer  acknowledges  that  the Property is currently served by well water and the Buyer has not relied upon the advice or representation, if any, of Broker (or anyone employed by or affiliated with Broker as an independent contractor) regarding the suitability of said well water for drinking or any other use.
               Buyer shall have the duty and responsibility of ordering, supervising and paying for any well water sample test that Buyer wants performed or that Buyer's lender requires to be performed prior to closing. Buyer represents and warrants that Buyer has not and will not rely upon Broker in selecting a laboratory, administering the test or delivering a sample to the testing laboratory. Buyer agrees to indemnify and hold Broker harmless from any claim, loss, or expense relating to the well water or its suitability for drinking or any other use.

    [ ]   6.   EARNEST  MONEY  HELD  BY  SELLER:  "EARNEST MONEY HELD BY SELLER"
               Exhibit  is  attached.

    [ ]   7.   LEGAL DESCRIPTION: The full legal description of said Property is attached  as  Exhibit  "____".

    [ ]   8.   ASSIGNMENT: This Agreement may be assigned or transferred and any assignee shall fulfill all terms and conditions of this Agreement provided, however, that this stipulation shall not apply when a loan assumption or owner financing is contemplated.

    [X]   9.   LIQUIDATED DAMAGES: Seller and Buyer acknowledge that it would be extremely impractical and difficult to ascertain the actual damages that would be suffered by Seller if Buyer fails or refuses to consummate the purchase of the Property for any reason other than Seller's inability, failure or refusal to perform any of Seller's covenants herein or because Buyer never had an unconditional obligation to close the purchase and sale on the closing date as the result of one or more contingencies in the Agreement not being fulfilled as of the closing date. Seller and Buyer have considered carefully the loss to Seller as a consequence of the negotiation and execution of this Agreement;
               the personal expenses Seller incurred in connection with the preparation of this Agreement; Seller's performance hereunder;
               and the other damages, general and special, which Seller and Buyer realize and recognize that Seller would sustain, but Seller cannot calculate with absolute certainty. Based upon all those considerations, Seller and Buyer have agreed that the damage to Seller would reasonably be expected to be equal to the amount of the earnest money. Accordingly, if all conditions precedent to Buyer's obligation to consummate the purchase of the Property have been waived by Buyer or have been satisfied, and if Seller has performed Seller's covenants hereunder, but Buyer fails or refuses to consummate the purchase of the Property by the closing date, then Seller shall be entitled to retain the earnest money as full and complete liquidated damages for such default of Buyer. Such retention of the earnest money is intended not as a penalty, but as full liquidated damages pursuant to O.C.G.A. Sec.
               13-6-7. In the event the transaction contemplated hereby is not closed because of Seller's default, then the Earnest Money shall be refunded promptly to Purchaser and Purchase shall have the right, as Purchaser's sole remedy, to either terminate this Agreement or seek specific performance of Seller's obligations hereunder, Purchaser hereby waiving all other rights and remedies.


    [X]   10.  PROPERTY  DELIVERY CONDITION: Seller shall deliver Property clean and  free  of  debris  at  time  of  possession.

    [ ]   11.  INSPECTION:  "Inspection"  Exhibit  is  attached.



Selling Broker's Initials: /s/ B.B.        Buyer's  Initials:  /s/  D.B.
                          -----------                         ------------------
(or Broker's Affiliated Licensee)


Listing Broker's Initials:                 Seller's Initials:
                          -----------                         ------------------
(or Broker's Affiliated Licensee)

                             KELLER WILLIAMS REALTY

                        INSTRUCTIONS TO CLOSING ATTORNEY/
                        COMMISSION CONFIRMATION AGREEMENT
                                   EXHIBIT "B"

This  Commission  Confirmation  Agreement ("Agreement") is entered into the 22ND
                                                                           -----
day of FEBRUARY , 2002 and relates to that Purchase and Sale Agreement and/or an
      ---------- ------
offer  to  purchase  the  Property dated FEBRUARY 22, 2002 BY AND BETWEEN DULUTH
                                         -----------------                ------
THOMPSON  ASSOCIATES  ("Seller")  and  NEIGHBOR'S BANCSHARES, INC. ("Buyer") for
----------------------                ----------------------------
property  located  at 2320 OLD MILTON PARKWAY ALPHARETTA, GA 30004 ("Property").
                     ----------------------------------------------

1. The undersigned Listing Broker is to be paid a real estate commission by the Seller upon the closing of the above referenced Agreement.

2. Listing Broker agrees to share its commission with the undersigned Selling broker as set forth below:

     Selling  Broker  shall  receive a commission of 5% of the purchase price of
                                                     --
     the  Property  or  $  N/A.
                         -----
     Listing  Broker  shall  receive a commission of 5% of the purchase price of
                                                     --
     the Property  or  $ N/A.
                        ----
3.   This Agreement is subject to the following terms and conditions:

     A. This Agreement shall control over and supercede any previous agreements entered into by the parties.
     B. Listing Broker shall have no obligation to the Selling Broker for a commission if the Purchaser and Sale Agreement referenced above does not close.
     C. Neither broker shall have the authority to reduce, change or modify the commission to be paid to other broker as set forth above without the written consent of the other broker. If either broker, subsequent to entering into this Agreement, unilaterally agrees to a reduction in the commission to be paid by Seller without the consent of the other broker, the amount of the reduction shall be deducted solely from the commission amount to be paid to the broker agreeing to the reduction.
     D. If the Seller pays less than the full commission owed, absent the agreement of either or both of the brokers, each broker shall be paid their pro rata share of the commission actually paid based on the percentages set forth in paragraph 2 above.

4. Listing Broker and/or Selling Broker shall provide the closing attorney with a copy of this Agreement prior to closing.

5. The Listing Broker and Seller Broker do hereby direct the closing attorney to disburse to the Listing Broker and the Selling Broker at closing their respective shares of the commission in accordance with the terms and conditions of this Agreement and any written amendments thereto.

SPECIAL STIPULATIONS: The following Special Stipulations, if conflicting with any exhibit, addendum, or preceding paragraph, shall control

LISTING BROKER AND SELLING BROKER ACKNOWLEDGE AND AGREE THAT THEY SHALL BE ENTITLED TO SAID COMMISSION ONLY IN THE EVENT THE PURCHASE AND SALE IS CONSUMMATED.

[_]  (MARK BOX IF ADDITIONAL PAGES ARE ATTACHED.)

KELLER  WILLIAMS  REALTY    (    KWEC01   )
------------------------    ---------------
Selling  Broker             MLS Office Code

By:  /S/  BRENDA  T.  BALDWIN
--------------------------------------
Broker or Broker's Affiliated Licensee

TARATOOT MANAGEMENT COMPANY    (             )
------------------------       ---------------
Listing Broker                 MLS Office Code

By:
---------------------------------------
Broker or Broker's Affiliated  Licensee

Bus. Phone: 770-652-3708         FAX#: 770-606-0490
           -------------              -------------

Bus. Phone: 770-399-5444         FAX#: 770-399-9398
           -------------              -------------

                             KELLER WILLIAMS REALTY

                                   EXHIBIT "C"



                          [Plat Map of Office Property]